Exhibit 1

AGREEMENT OF JOINT FILING

ALLIED WASTE INDUSTRIES, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of Amendment No. 7 to Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 11th day of May 2007.

APOLLO INVESTMENT FUND III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO (UK) PARTNERS III, L.P.

By:	APOLLO ADVISORS II, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

AIF III/AWI/RR, LLC

By:	APOLLO MANAGEMENT III, L.P.
Its Manager

	By:	AIF III MANAGEMENT, LLC
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS II, L.P.

By:	APOLLO CAPITAL MANAGEMENT II, INC.
Its General Partner

	By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT III, L.P.

By:	AIF III MANAGEMENT, LLC
Its General Partner

	By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

AIF III MANAGEMENT, LLC

	By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INVESTMENT FUND IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	APOLLO ADVISORS IV, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT IV, INC.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO/AW LLC

By:	APOLLO MANAGEMENT IV, L.P.
Its General Partner

	By:	AIF IV MANAGEMENT, INC.
Its Co-general Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	APOLLO CAPITAL MANAGEMENT IV, L.P.
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	AIF IV MANAGEMENT, INC.
Its Co-general Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	AIF IV MANAGEMENT GP, LLC
Its General Partner

		By:	/s/Laurie D. Medley
Laurie D. Medley
Vice President